(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
November 30, 2002


Merrill Lynch
Short Term
U.S. Government
Fund, Inc.



www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Short Term U.S. Government Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH SHORT TERM U.S. GOVERNMENT FUND, INC.


Officers and
Directors


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Theodore J. Magnani, Vice President
Frank Viola, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Effective January 1, 2003, Melvin R. Seiden, Director of Merrill
Lynch Short Term U.S. Government Fund, Inc., retired. The Fund's
Board of Directors wishes Mr. Seiden well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863




Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


DEAR SHAREHOLDER


Economic Environment
During the six-month period ended November 30, 2002, evidence was mounting that the U.S. economy was continuing to expand, albeit at a gradual pace. U.S. gross domestic product (GDP) grew at a 4% rate in the third quarter of 2002, up from a 1.3% rate in the second quarter. As has been the case over the past several years, U.S. consumer spending was the primary driving force behind third quarter GDP growth. Inspired by low cost financing incentives on automobiles, U.S. consumers purchased new vehicles at a record pace in August 2002. Consequently, durable goods purchases added nearly 1.8% alone to overall third quarter GDP growth.

Despite economic improvement, overall financial conditions remained mixed during the period. In November 2002, the Federal Reserve Board cut interest rates again by reducing both the Federal Funds and discount rates to their lowest levels in the last 40 years. Citing a "soft patch" in the economy, the Federal Reserve Board surprised the financial markets by lowering both of these rates 50 basis points (.50%) to 1.25% and .75%, respectively. At the same time, the Federal Reserve Board moved its outlook to a neutral bias, signaling a possible end to further interest rate cuts.

On a positive economic front, the U.S. housing market, buoyed by the lowest mortgage rates in over 30 years, remained vigorous during the six-month period ended November 30, 2002. Both new and existing single-family home sales remained near all-time record levels. Furthermore, home price appreciation remained robust. According to the National Association of Realtors, the national median existing home price rose 7.2% during the 12 months ended September 30, 2002. Despite rising home prices, overall inflationary pressures are virtually absent. Through November 2002, both the core consumer price and core producer price indexes rose just 2.2% and .1%, respectively, during the previous 12 months.

In the business sector, economic activity remained tempered during the six-month period ended November 30, 2002. The Institute for Supply Management Manufacturing Index, an overall measure of business activity and sentiment in the manufacturing sector, remained between 49 and 50 for each of the last five months through November 2002. An index reading of 50 indicates expected neutral business conditions (neither strengthening nor weakening) in the manufacturing sector over the near term. U.S. labor market growth was virtually non-existent during the period. Although the four-week moving average of initial jobless claims trended downward during the last three months of the period to just under 400,000, initial unemployment insurance claims still remain high by historical measures. Furthermore, the U.S. unemployment rate rose to 6% in November 2002, matching the year-to-date high reached in March 2002. Clearly, the U.S. labor market has yet to show any significant signs of improvement needed for a solid economic recovery.

As we enter 2003, we believe that the U.S. economy will continue to strengthen. Our major concern hinges on geopolitical risks. Should a U.S. confrontation with Iraq escalate and/or another terrorist attack occur on U.S. soil, we believe both consumer and business confidence will be negatively impacted. As a result, this would likely dampen near-term economic prospects and send interest rates lower.


Portfolio Matters
For the six-month period ended November 30, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +2.48%, +2.28%, +2.28% and +2.54%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

The six-month period ended November 30, 2002 experienced sharp declines in interest rates, largely in response to weaker equity markets. The two-year U.S. Treasury yield declined (1.14%) to 2.06%, while 10-year U.S. Treasury yields fell (1.08%) to 4.21%. Consequently, U.S. mortgage rates fell to levels not seen in more than a generation. According to Freddie Mac's weekly mortgage rate survey, single-family residential 30-year mortgage rates declined to 5.94% in November 2002. This was the lowest ever recorded since Freddie Mac began tracking mortgage rates in 1971. As a result, homeowners benefited from the historic decline in mortgage rates, prompting the largest and most enduring mortgage refinancing wave of all time.

During the period, our primary investment strategy continued to focus on generating an attractive portfolio yield relative to other high-quality, short-term investment alternatives. In order to meet our goals, we maintained a significant portfolio weighting (56% of net assets) in fixed rate U.S. government agency mortgage-backed securities (MBS). Although the record level of mortgage refinancing activity caused MBS prepayments to soar and restrained the upside price performance of MBS as interest rates declined, we offset this risk by increasing the Fund's holdings of U.S. Treasury and agency securities from 15% of net assets to 21%, which performed well as interest rates fell. Furthermore, within our MBS holdings, we sought to limit the impact of fast prepayments by focusing on MBS with better prepayment characteristics. This included increasing our holding of 15-year MBS during the period (to 32% of net assets from 26%), adding lower loan balance MBS as well as older and more seasoned MBS that have exhibited prepayment burnout.

Looking ahead, we have positioned the Fund to take advantage of a slow growth economy. In such an environment, we anticipate interest rates could move higher, however, we believe MBS will perform well on a relative basis because of a slowdown in prepayments as well as an overall decline in interest rate volatility. The primary concern for our outlook remains heightened geopolitical risk. We believe that a Middle East conflict or terrorist attack could erode consumer confidence and temporarily derail a U.S. economic expansion. Such a scenario could cause interest rates to move lower, which would lower portfolio yield and extend an already robust mortgage refinancing cycle.


In Conclusion
We thank you for your interest in Merrill Lynch Short Term U.S.
Government Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Theodore Magnani)
Theodore Magnani
Vice President and
Co-Portfolio Manager



(Frank Viola)
Frank Viola
Vice President and
Co-Portfolio Manager



December 31, 2002




Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. In addition, Class B Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.30% and an account maintenance fee of 0.10%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. A lower maximum sales charge was in effect prior to 10/21/94, thus actual returns for the periods since inception would have been higher.



Average Annual
Total Return


                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/02                    +4.67%         +3.63%
Five Years Ended 11/30/02                  +5.57          +5.35
Inception (10/21/94) through 11/30/02      +6.11          +5.97

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 11/30/02                    +4.16%         +3.16%
Five Years Ended 11/30/02                  +4.88          +4.88
Ten Years Ended 11/30/02                   +4.64          +4.64

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 11/30/02                    +4.25%         +3.25%
Five Years Ended 11/30/02                  +4.88          +4.88
Inception (10/21/94) through 11/30/02      +5.31          +5.31

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
                                     Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 11/30/02                    +4.67%         +3.63%
Five Years Ended 11/30/02                  +5.35          +5.14
Ten Years Ended 11/30/02                   +5.14          +5.04

*Maximum sales charge is 1%.
**Assuming maximum sales charge.



Recent
Performance
Results

                                                                                         Ten-Year/
                                                           6-Month        12-Month    Since Inception     Standardized
As of November 30, 2002                                  Total Return   Total Return    Total Return      30-Day Yield
ML Short Term U.S. Government Fund, Inc. Class A Shares*     +2.48%         +4.67%         +61.70%            2.99%
ML Short Term U.S. Government Fund, Inc. Class B Shares*     +2.28          +4.16          +57.36             2.60
ML Short Term U.S. Government Fund, Inc. Class C Shares*     +2.28          +4.25          +52.15             2.61
ML Short Term U.S. Government Fund, Inc. Class D Shares*     +2.54          +4.67          +65.10             2.89
Salomon Smith Barney 1-3 Year Treasury Index**               +3.19          +4.79      +79.31/+67.27           --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are from 10/21/94 for Class A & Class C Shares and ten years for Class B & Class D Shares.
**This unmanaged Index consists of all U.S. Treasury securities with a remaining average life of at least one year but less than three years. Ten-year/since inception total returns are for ten years and from 10/31/94, respectively.



SCHEDULE OF INVESTMENTS                                                                                   (in U.S. dollars)

                                     Face                                                                        Percent of
                                    Amount                          Issue                               Value    Net Assets
              Adjustable Rate                Fannie Mae:
              Obligations***    $ 2,471,434     4.964% due 12/01/2018                                $   2,521,209     0.7%
                                    805,378     5.618% due 12/01/2021                                      830,504      0.3
                                    730,679     6% due 12/01/2021                                          756,566      0.2
                                 10,723,651     4.77% due 9/01/2032                                     10,934,690      3.2
                                  8,529,706     2002-W2-AF1V, 1.47% due 3/25/2026                        8,526,048      2.5
                                             Freddie Mac:
                                    666,940     7.648% due 5/01/2015                                       699,069      0.2
                                    430,577     4.333% due 1/01/2016                                       438,695      0.1
                                  1,813,262     5.258% due 1/01/2019                                     1,848,177      0.6
                                  1,028,892     5.12% due 9/01/2019                                      1,059,673      0.3
                                    667,056     4.811% due 3/01/2020                                       685,016      0.2
                                  6,022,829     4.987% due 6/01/2020                                     6,177,721      1.8
                                     57,511     6.345% due 8/01/2020                                        59,623      0.0
                                  1,129,622     5.018% due 10/01/2023                                    1,166,276      0.3
                                  1,170,364     5.067% due 8/01/2031                                     1,191,355      0.4
                                  4,522,390  Lehman Brothers Floating Rate Commercial,
                                             2002-LLFA-A, 1.67% due 6/14/2017                            4,519,765      1.3
                                  8,000,000  MBNA Master Credit Card Trust, 2001-A-A, 1.953%
                                             due 7/15/2008**                                             8,017,583      2.4
                                  4,929,743  Morgan Stanley Dean Witter Capital I, 2002-XLF-A,
                                             1.99% due 8/05/2014                                         4,929,743      1.5

                                             Total Investments in Adjustable Rate Obligations
                                             (Cost--$54,384,482)                                        54,361,713     16.0



Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in U.S. dollars)

                                     Face                                                                        Percent of
                                    Amount                          Issue                               Value    Net Assets
              Collateralized                 Chase Mortgage Finance Corporation:
              Mortgage          $ 5,411,672     1999-S4-A1, 6.50% due 4/25/2029                      $   5,547,974     1.6%
              Obligations*          217,234     2001-S1-A2, 7.25% due 2/25/2031                            217,627      0.0
                                             Freddie Mac, REMIC (a):
                                  2,000,000     1504-PM, 7% due 11/15/2006                               2,066,256      0.6
                                  1,248,009     1843-D, 7% due 1/15/2024                                 1,257,853      0.4
                                    590,953     2123-KA, 6.25% due 2/15/2027                               602,428      0.2
                                    909,882     2212-A, 7% due 10/15/2027                                  924,611      0.3
                                    933,936  Prudential Home Mortgage Securities, 1994-3-A10,
                                             6.50% due 2/25/2024                                           952,503      0.3
                                  5,817,353  Washington Mutual, 2002-AR15-A3, 4.07% due 12/25/2032       5,845,972      1.7

                                             Total Investments in Collateralized Mortgage
                                             Obligations (Cost--$17,164,738)                            17,415,224      5.1


              Derivative          4,693,096  DLJ Mortgage Acceptance Corp., REMIC (a), 92-6-A1,
              Mortgage-Backed                0.6371% due 7/25/2022                                          27,288      0.0
              Obligations (b)

                                             Total Investments in Derivative Mortgage-Backed
                                             Obligations (Cost--$360,568)                                   27,288      0.0


              Fixed Rate          5,000,000  Daimler Chrysler Auto Trust, 2001-B-A3, 4.85% due
              Asset-Backed                   6/06/2005                                                   5,113,972      1.5
              Obligations**

                                             Total Investments in Fixed Rate Asset-Backed
                                             Obligations (Cost--$4,999,185)                              5,113,972      1.5


              Fixed Rate          5,000,000  CS First Boston Morgage Securities Corporation,
              Mortgage-Backed                2001-CF2-A2, 5.935% due 1/15/2006                           5,344,127      1.6
              Obligations*                   Fannie Mae:
                                  4,120,681     5.50% due 2/01/2009 (c)                                  4,244,854      1.3
                                  9,753,422     5.50% due 9/01/2017                                     10,005,531      3.0
                                  5,006,161     6% due 2/01/2009 (c)                                     5,158,581      1.5
                                  1,312,572     6.50% due 9/01/2006 (c)                                  1,351,396      0.4
                                 10,420,874     6.50% due 11/01/2016 - 6/01/2017                        10,934,531      3.2
                                  2,930,004     6.50% due 2/01/2029 - 9/01/2029                          3,028,057      0.9
                                 18,892,788     7% due 3/01/2015 - 8/01/2017                            20,001,849      5.9
                                  9,138,648     7% due 5/01/2029 - 3/01/2032                             9,543,844      2.8
                                  5,000,000     7% due TBA (d)                                           5,209,075      1.5
                                 18,901,175     7.50% due 6/01/2008 - 8/01/2016                         20,094,016      5.9
                                 15,704,742     7.50% due 11/01/2026 - 11/01/2031                       16,611,854      4.9
                                  7,452,134     8% due 11/01/2030 - 3/01/2032                            7,968,381      2.4
                                  6,000,000     8% due TBA (d)                                           6,401,694      1.9
                                             Freddie Mac--Gold Program:
                                 18,584,432     6% due 4/01/2016                                        19,303,715      5.7
                                 14,527,134     6.50% due 12/01/2015 - 10/01/2016                       15,237,748      4.5
                                  4,061,717     6.50% due 4/01/2029 - 9/01/2030                          4,202,887      1.2
                                  7,508,070     7% due 11/01/2015 - 12/01/2016                           7,942,279      2.3
                                  5,000,000     6.50% due TBA (d)                                        5,238,075      1.5

                                             Total Investments in Fixed Rate Mortgage-Backed
                                             Obligations (Cost--$174,847,996)                          177,822,494     52.4


              U.S. Government     8,000,000  Fannie Mae, 7% due 7/15/2005                                8,874,648      2.6
              & Agency                       Federal Home Loan Bank:
              Obligations        11,000,000     4.75% due 6/28/2004                                     11,460,526      3.4
                                  5,000,000     4.125% due 1/14/2005                                     5,182,240      1.5
                                  5,000,000     3.25% due 8/15/2005                                      5,066,075      1.5
                                  5,000,000     5.125% due 3/06/2006                                     5,353,485      1.6
                                  3,200,000  Freddie Mac, 7.375% due 5/15/2003                           3,286,845      1.0
                                             U.S. Treasury Notes:
                                  5,100,000     4.25% due 11/15/2003                                     5,232,880      1.5
                                  5,300,000     5.25% due 5/15/2004                                      5,565,827      1.6
                                 10,500,000     2.875% due 6/30/2004                                    10,665,291      3.2
                                  2,500,000     6.75% due 5/15/2005                                      2,763,867      0.8
                                  6,000,000     7% due 7/15/2006                                         6,850,314      2.0

                                             Total Investments in U.S. Government & Agency
                                             Obligations (Cost--$68,436,992)                            70,301,998     20.7


SHORT-TERM    Repurchase         29,000,000  Morgan Stanley & Co., Inc., purchased on 11/29/2002
SECURITIES    Agreements****                 to yield 1.33% to 12/02/2002                               29,000,000      8.6

                                             Total Short-Term Securities (Cost--$29,000,000)            29,000,000      8.6


                                             Total Investments (Cost--$349,193,961)                    354,042,689    104.3
                                             Liabilities in Excess of Other Assets                    (14,697,557)    (4.3)
                                                                                                      ------------   ------
                                             Net Assets                                               $339,345,132   100.0%
                                                                                                      ============   ======

(a)Real Estate Mortgage Investment Conduits (REMIC).
(b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
(c)Represents balloon mortgages that amortize on a 30-year schedule and have seven-year maturities.
(d)Represents or includes a "to-be-announced" (TBA) transaction. The
Fund has committed to purchasing securities for which all specific information is not available at this time.
*Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the stated maturity.
**Asset-backed obligations are backed by notes or receivables against assets such as credit cards and autos.
***Adjustable Rate Obligations have coupon rates which reset periodically.
****Repurchase Agreements are fully collateralized by U.S.
Government & Agency Obligations.

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


STATEMENT OF ASSETS AND LIABILITIES

                  As of November 30, 2002
Assets:           Investments, at value (identified cost--$349,193,961)                                        $354,042,689
                  Receivables:
                     Interest                                                                $  2,205,422
                     Capital shares sold                                                        1,887,577
                     Principal paydowns                                                           473,512         4,566,511
                                                                                             ------------
                  Prepaid registration fees                                                                          73,501
                                                                                                               ------------
                  Total assets                                                                                  358,682,701
                                                                                                               ------------

Liabilities:      Payables:
                     Securities purchased                                                      16,921,681
                     Capital shares redeemed                                                    1,707,413
                     Dividends to shareholders                                                    368,914
                     Custodian bank                                                               110,354
                     Investment adviser                                                           104,533
                     Distributor                                                                   65,920        19,278,815
                                                                                             ------------
                  Accrued expenses                                                                                   58,754
                                                                                                               ------------
                  Total liabilities                                                                              19,337,569
                                                                                                               ------------

Net Assets:       Net assets                                                                                   $339,345,132
                                                                                                               ============

Net Assets        Class A Common Stock, $.10 par value, 100,000,000 shares authorized                          $    762,552
Consist of:       Class B Common Stock, $.10 par value, 600,000,000 shares authorized                               977,118
                  Class C Common Stock, $.10 par value, 100,000,000 shares authorized                               777,196
                  Class D Common Stock, $.10 par value, 200,000,000 shares authorized                             1,000,783
                  Paid-in capital in excess of par                                                              350,230,252
                  Undistributed investment income--net                                       $      1,329
                  Accumulated realized capital losses on investments--net                    (19,252,826)
                  Unrealized appreciation on investments--net                                   4,848,728
                                                                                             ------------
                  Total accumulated losses--net                                                                (14,402,769)
                                                                                                               ------------
                  Net assets                                                                                   $339,345,132
                                                                                                               ============

Net Asset         Class A--Based on net assets of $73,801,061 and 7,625,515 shares
Value:                     outstanding                                                                         $       9.68
                                                                                                               ============
                  Class B--Based on net assets of $94,140,935 and 9,771,184 shares
                           outstanding                                                                         $       9.63
                                                                                                               ============
                  Class C--Based on net assets of $74,950,621 and 7,771,964 shares
                           outstanding                                                                         $       9.64
                                                                                                               ============
                  Class D--Based on net assets of $96,452,515 and 10,007,826 shares
                           outstanding                                                                         $       9.64
                                                                                                               ============

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                  For the Six Months Ended November 30, 2002
Investment        Interest                                                                                     $  6,817,943
Income:

Expenses:         Investment advisory fees                                                   $    581,811
                  Account maintenance and distribution fees--Class B                              164,306
                  Account maintenance and distribution fees--Class C                              123,603
                  Accounting services                                                              68,458
                  Account maintenance fees--Class D                                                45,760
                  Transfer agent fees--Class B                                                     39,030
                  Professional fees                                                                37,522
                  Transfer agent fees--Class D                                                     36,472
                  Registration fees                                                                31,542
                  Transfer agent fees--Class C                                                     28,292
                  Printing and shareholder reports                                                 23,526
                  Transfer agent fees--Class A                                                     21,843
                  Custodian fees                                                                   17,172
                  Directors' fees and expenses                                                     11,334
                  Pricing fees                                                                      3,552
                  Other                                                                             9,342
                                                                                             ------------
                  Total expenses before reimbursement                                           1,243,565
                  Reimbursement of expenses                                                       (5,073)
                                                                                             ------------
                  Total expenses after reimbursement                                                              1,238,492
                                                                                                               ------------
                  Investment income--net                                                                          5,579,451
                                                                                                               ------------

Realized &        Realized loss on investments--net                                                               (195,986)
Unrealized        Change in unrealized appreciation on investments--net                                             915,713
Gain (Loss) on                                                                                                 ------------
Investments--Net: Total realized and unrealized gain on investments--net                                            719,727
                                                                                                               ------------
                  Net Increase in Net Assets Resulting from Operations                                         $  6,299,178
                                                                                                               ============

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              For the Six          For the
                                                                                              Months Ended        Year Ended
                                                                                              November 30,         May 31,
                  Increase (Decrease) in Net Assets:                                              2002               2002
Operations:       Investment income--net                                                     $  5,579,451      $  8,455,888
                  Realized loss on investments--net                                             (195,986)         (363,063)
                  Change in unrealized appreciation on investments--net                           915,713         1,962,915
                                                                                             ------------      ------------
                  Net increase in net assets resulting from operations                          6,299,178        10,055,740
                                                                                             ------------      ------------

Dividends to      Investment income--net:
Shareholders:        Class A                                                                  (1,125,919)       (1,278,920)
                     Class B                                                                  (1,503,372)       (2,843,279)
                     Class C                                                                  (1,130,864)       (1,396,251)
                     Class D                                                                  (1,819,296)       (2,937,438)
                                                                                             ------------      ------------
                  Net decrease in net assets resulting from dividends to shareholders         (5,579,451)       (8,455,888)
                                                                                             ------------      ------------

Capital Share     Net increase in net assets derived from capital share transactions          127,741,016        71,568,457
Transactions:                                                                                ------------      ------------

Net Assets:       Total increase in net assets                                                128,460,743        73,168,309
                  Beginning of period                                                         210,884,389       137,716,080
                                                                                             ------------      ------------
                  End of period*                                                             $339,345,132      $210,884,389
                                                                                             ============      ============

                  *Undistributed investment income--net                                      $      1,329      $      1,329
                                                                                             ============      ============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                   Class A
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share        Net asset value, beginning of period         $    9.64    $    9.51    $    9.44    $    9.52    $    9.61
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:        Investment income--net                          .20          .48          .54          .52          .53
                    Realized and unrealized gain (loss)
                    on investments--net                             .04          .13          .07        (.08)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                 Total from investment operations                   .24          .61          .61          .44          .44
                                                              ---------    ---------    ---------    ---------    ---------
                 Less dividends from investment income--net       (.20)        (.48)        (.54)        (.52)        (.53)
                                                              ---------    ---------    ---------    ---------    ---------
                 Net asset value, end of period               $    9.68    $    9.64    $    9.51    $    9.44    $    9.52
                                                              =========    =========    =========    =========    =========

Total            Based on net asset value per share             2.48%++        6.52%        6.68%        4.76%        4.59%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to        Expenses, net of reimbursement and
Average          excluding reorganization expenses                .61%*         .65%        1.00%         .95%         .92%
Net Assets:                                                   =========    =========    =========    =========    =========
                 Expenses, net of reimbursement                   .61%*         .65%        1.24%         .95%         .92%
                                                              =========    =========    =========    =========    =========
                 Expenses                                         .62%*         .73%        1.24%         .95%         .92%
                                                              =========    =========    =========    =========    =========
                 Investment income--net                          4.06%*        4.91%        5.29%        5.50%        5.43%
                                                              =========    =========    =========    =========    =========

Supplemental     Net assets, end of period (in thousands)     $  73,801    $  33,043    $  18,470    $   1,147     $    947
Data:                                                         =========    =========    =========    =========    =========
                 Portfolio turnover                              40.02%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                   Class B
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share        Net asset value, beginning of period         $    9.59    $    9.48    $    9.41    $    9.49    $    9.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:        Investment income--net                          .18          .44          .49          .45          .46
                    Realized and unrealized gain (loss)
                    on investments--net                             .04          .11          .07        (.08)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                 Total from investment operations                   .22          .55          .56          .37          .37
                                                              ---------    ---------    ---------    ---------    ---------
                 Less dividends from investment income--net       (.18)        (.44)        (.49)        (.45)        (.46)
                                                              ---------    ---------    ---------    ---------    ---------
                 Net asset value, end of period               $    9.63    $    9.59    $    9.48    $    9.41    $    9.49
                                                              =========    =========    =========    =========    =========

Total            Based on net asset value per share             2.28%++        5.89%        6.11%        3.96%        3.78%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to        Expenses, net of reimbursement and
Average          excluding reorganization expenses               1.03%*        1.05%        1.51%        1.73%        1.70%
Net Assets:                                                   =========    =========    =========    =========    =========
                 Expenses, net of reimbursement                  1.03%*        1.05%        1.73%        1.73%        1.70%
                                                              =========    =========    =========    =========    =========
                 Expenses                                        1.03%*        1.17%        1.73%        1.73%        1.70%
                                                              =========    =========    =========    =========    =========
                 Investment income--net                          3.66%*        4.56%        4.95%        4.72%        4.66%
                                                              =========    =========    =========    =========    =========

Supplemental     Net assets, end of period (in thousands)     $  94,141    $  61,227    $  66,454    $  54,126    $  72,875
Data:                                                         =========    =========    =========    =========    =========
                 Portfolio turnover                              40.02%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                   Class C
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share        Net asset value, beginning of period         $    9.60    $    9.48    $    9.41    $    9.49    $    9.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:        Investment income--net                          .18          .44          .49          .44          .45
                    Realized and unrealized gain (loss)
                    on investments--net                             .04          .12          .07        (.08)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                 Total from investment operations                   .22          .56          .56          .36          .36
                                                              ---------    ---------    ---------    ---------    ---------
                 Less dividends from investment income--net       (.18)        (.44)        (.49)        (.44)        (.45)
                                                              ---------    ---------    ---------    ---------    ---------
                 Net asset value, end of period               $    9.64    $    9.60    $    9.48    $    9.41    $    9.49
                                                              =========    =========    =========    =========    =========

Total            Based on net asset value per share             2.28%++        5.99%        6.11%        3.92%        3.74%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to        Expenses, net of reimbursement and
Average          excluding reorganization expenses               1.03%*        1.05%        1.51%        1.75%        1.73%
Net Assets:                                                   =========    =========    =========    =========    =========
                 Expenses, net of reimbursement                  1.03%*        1.05%        1.74%        1.75%        1.73%
                                                              =========    =========    =========    =========    =========
                 Expenses                                        1.03%*        1.14%        1.74%        1.75%        1.73%
                                                              =========    =========    =========    =========    =========
                 Investment income--net                          3.66%*        4.49%        4.96%        4.70%        4.62%
                                                              =========    =========    =========    =========    =========

Supplemental     Net assets, end of period (in thousands)     $  74,951    $  43,751    $  17,119    $  12,400    $   6,256
Data:                                                         =========    =========    =========    =========    =========
                 Portfolio turnover                              40.02%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                   Class D
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             November 30,               For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share        Net asset value, beginning of period         $    9.59    $    9.47    $    9.40    $    9.49    $    9.58
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:        Investment income--net                          .19          .47          .53          .50          .51
                    Realized and unrealized gain (loss)
                    on investments--net                             .05          .12          .07        (.09)        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                 Total from investment operations                   .24          .59          .60          .41          .42
                                                              ---------    ---------    ---------    ---------    ---------
                 Less dividends from investment income--net       (.19)        (.47)        (.53)        (.50)        (.51)
                                                              ---------    ---------    ---------    ---------    ---------
                 Net asset value, end of period               $    9.64    $    9.59    $    9.47    $    9.40    $    9.49
                                                              =========    =========    =========    =========    =========

Total            Based on net asset value per share             2.54%++        6.30%        6.53%        4.39%        4.32%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to        Expenses, net of reimbursement and
Average          excluding reorganization expenses                .72%*         .75%        1.12%        1.21%        1.17%
Net Assets:                                                   =========    =========    =========    =========    =========
                 Expenses, net of reimbursement                   .72%*         .75%        1.36%        1.21%        1.17%
                                                              =========    =========    =========    =========    =========
                 Expenses                                         .72%*         .83%        1.36%        1.21%        1.17%
                                                              =========    =========    =========    =========    =========
                 Investment income--net                          3.98%*        4.81%        5.25%        5.24%        5.18%
                                                              =========    =========    =========    =========    =========

Supplemental     Net assets, end of period (in thousands)     $  96,452    $  72,863    $  35,673    $  11,466    $   9,408
Data:                                                         =========    =========    =========    =========    =========
                 Portfolio turnover                              40.02%       73.70%       84.18%       41.63%       48.76%
                                                              =========    =========    =========    =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short Term U.S. Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded in the over-the-counter market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, that are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in U.S. Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.



Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

(i) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft that resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund paid a monthly fee of .40%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to a voluntary waiver so that the total operating expenses will not exceed .65% for Class A Shares, 1.05% for Class B Shares, 1.05% for Class C Shares and .75% for Class D Shares. For the six months ended November 30, 2002, FAM earned fees of $581,811, of which $5,073 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                               Account
                             Maintenance         Distribution
                                 Fee                 Fee

Class B                          .10%               .30%
Class C                          .10%               .30%
Class D                          .10%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                               FAMD               MLPF&S

Class A                        $    7            $    95
Class D                        $4,763            $50,665


For the six months ended November 30, 2002, MLPF&S received contingent deferred sales charges of $67,841 and $32,952 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended November 30, 2002, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $179 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2002, the Fund reimbursed MLIM $7,465 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2002 were $235,261,274 and $106,171,560, respectively.

Net realized losses for the six months ended November 30, 2002 and net unrealized gains as of November 30, 2002 were as follows:


                                       Realized        Unrealized
                                        Losses           Gains

Long-term investments              $   (195,986)      $   4,848,728
                                   -------------      -------------
Total                              $   (195,986)      $   4,848,728
                                   =============      =============


As of November 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $4,848,728, of which $5,359,544 related to appreciated securities and $510,816 related to depreciated securities. The aggregate cost of investments at November 30, 2002 for Federal income tax purposes was $349,193,961.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $127,741,016 and $71,568,457 for the six months ended November 30, 2002 and for the year ended May 31, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            5,627,226      $  54,574,151
Shares issued to shareholders
in reinvestment of dividends              32,555            315,330
                                   -------------      -------------
Total issued                           5,659,781         54,889,481
Shares redeemed                      (1,463,609)       (14,193,373)
                                   -------------      -------------
Net increase                           4,196,172      $  40,696,108
                                   =============      =============



Class A Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            3,446,136      $  33,205,549
Shares issued to shareholders
in reinvestment of dividends              37,452            359,988
                                   -------------      -------------
Total issued                           3,483,588         33,565,537
Shares redeemed                      (1,995,952)       (19,234,460)
                                   -------------      -------------
Net increase                           1,487,636      $  14,331,077
                                   =============      =============



Class B Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            5,262,289      $  50,780,292
Shares issued to shareholders
in reinvestment of dividends             102,337            986,624
                                   -------------      -------------
Total issued                           5,364,626         51,766,916
Automatic conversion of shares         (236,396)        (2,278,615)
Shares redeemed                      (1,740,499)       (16,790,459)
                                   -------------      -------------
Net increase                           3,387,731      $  32,697,842
                                   =============      =============



Class B Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            4,209,232      $  40,506,020
Shares issued to shareholders
in reinvestment of dividends             185,109          1,770,850
                                   -------------      -------------
Total issued                           4,394,341         42,276,870
Automatic conversion of shares       (2,452,976)       (23,510,837)
Shares redeemed                      (2,570,340)       (24,709,604)
                                   -------------      -------------
Net decrease                           (628,975)      $ (5,943,571)
                                   =============      =============



Class C Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            4,249,769      $  41,067,940
Shares issued to shareholders
in reinvestment of dividends              66,666            643,413
                                   -------------      -------------
Total issued                           4,316,435         41,711,353
Shares redeemed                      (1,101,745)       (10,643,248)
                                   -------------      -------------
Net increase                           3,214,690      $  31,068,105
                                   =============      =============




Merrill Lynch Short Term U.S. Government Fund, Inc.,
November 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)



Class C Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            4,066,460      $  39,121,510
Shares issued to shareholders
in reinvestment of dividends              68,994            660,424
                                   -------------      -------------
Total issued                           4,135,454         39,781,934
Shares redeemed                      (1,384,508)       (13,290,955)
                                   -------------      -------------
Net increase                           2,750,946      $  26,490,979
                                   =============      =============



Class D Shares for the Six Months                         Dollar
Ended November 30, 2002                  Shares           Amount

Shares sold                            4,395,006      $  42,409,108
Automatic conversion of shares           236,373          2,278,615
Shares issued to shareholders
in reinvestment of dividends              85,406            823,803
                                   -------------      -------------
Total issued                           4,716,785         45,511,526
Shares redeemed                      (2,303,424)       (22,232,565)
                                   -------------      -------------
Net increase                           2,413,361      $  23,278,961
                                   =============      =============



Class D Shares for the Year                               Dollar
Ended May 31, 2002                       Shares           Amount

Shares sold                            3,922,036      $  37,620,720
Automatic conversion of shares         2,454,774         23,510,837
Shares issued to shareholders
in reinvestment of dividends             139,530          1,335,394
                                   -------------      -------------
Total issued                           6,516,340         62,466,951
Shares redeemed                      (2,687,790)       (25,776,979)
                                   -------------      -------------
Net increase                           3,828,550      $  36,689,972
                                   =============      =============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended November 30, 2002.


6. Capital Loss Carryforward:
On May 31, 2002, the Fund had a net capital loss carryforward of $18,553,632, of which $4,771,290 expires in 2003, $4,673,110 expires in 2004, $251,490 expires in 2005, $5,459,968 expires in 2006,
$2,445,975 expires in 2007, $116,161 expires in 2008, $234,065 expires in 2009 and $601,573 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.